ADVANCED SERIES TRUST

AST J.P. Morgan Conservative Multi-Asset Portfolio

AST J.P. Morgan Moderate Multi-Asset Portfolio

Supplement dated March 28, 2025, to the

Summary Prospectuses, Prospectus and Statement of Additional Information,

each dated May 1, 2024, as supplemented

This supplement should be read in conjunction with the Summary Prospectus for each of the AST J.P. Morgan Conservative Multi-Asset Portfolio and AST J.P. Morgan Moderate Multi-Asset Portfolio (each a Portfolio and collectively the Portfolios), and the Prospectus (the Prospectus) and Statement of Additional Information (SAI) for Advanced Series Trust (the Trust). The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolio available under your variable contract, please refer to your contract prospectus.

Effective immediately, Jeffrey Geller is no longer a named portfolio manager to the Portfolios.

To reflect these changes, all references and information for the Portfolios pertaining to Jeffrey Geller are hereby removed from the Trust’s Prospectus, SAI and the Summary Prospectus relating to each Portfolio.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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